UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   September 10, 2007 (July 2, 2007)

HOME SYSTEM GROUP
(Exact name of registrant as specified in its charter)

Nevada	000-49770	43-1954776
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

No. 5A, Zuanshi Ge, Fuqiang Yi Tian Ming Yuan,
Fu Tian Qu, Shenzhen City
People's Republic of China, 518000
(Address of principal executive offices)

086-755-83570142 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Home System Group, a Nevada corporation, on July 2, 2007, to provide, pursuant to Item 9.01 of Form 8-K, the financial statements and pro forma information of a business acquired.

Item 9.01 Financial Statement and Exhibits.

(a)   Financial Statements of Business Acquired.

The financial statements of Juxian Gas Oven Co., Ltd. required by Item 9.01 of Form 8-K are attached hereto as Annex A.

(b)   Pro Forma Financial Information.

The pro forma financial information required pursuant to Item 9.01 of Form 8-K and Article 11 of Regulation S-X are attached hereto as Annex B.

(d)   Exhibits.

Number	Description

10.1*	Share Exchange Agreement dated as of April 20, 2007, is entered into by and among Home System Group, Holy (HK) Limited, Oceanic Well Profit Inc, Juxian Gas Oven Co., Ltd., and the shareholders of Juxian Gas Oven Co., Ltd. (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K filed by the Company on April 20, 2007).

10.2*	Letter Amendment to Share Exchange Agreement, dated June 29, 2007, among Home System Group, Juxian Gas Oven Co., Ltd., and the shareholders of Juxian Gas Oven Co., Ltd. (incorporated by reference to Exhibit 10.2 to the current report on Form 8-K filed by the Company on July 2, 2007).

23.1	Consent of Morison Cogen, LLP, independent certified public accountants.

* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME SYSTEM GROUP

Date: September 10, 2007	By:	/s/ Weiqiu Li
Weiqiu Li
Chief Executive Officer

EXHIBIT INDEX

Number	Description

10.1*	Share Exchange Agreement dated as of April 20, 2007, is entered into by and among Home System Group, Holy (HK) Limited, Oceanic Well Profit Inc, Juxian Gas Oven Co., Ltd., and the shareholders of Juxian Gas Oven Co., Ltd. (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K filed by the Company on April 20, 2007).

10.2*	Letter Amendment to Share Exchange Agreement, dated June 29, 2007, among Home System Group, Juxian Gas Oven Co., Ltd., and the shareholders of Juxian Gas Oven Co., Ltd. (incorporated by reference to Exhibit 10.2 to the current report on Form 8-K filed by the Company on July 2, 2007).

23.1	Consent of Morison Cogen, LLP, independent certified public accountants.

ANNEX A

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.

FINANCIAL STATEMENTS

JUNE 30, 2007
(UNAUDITED)

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.

C O N T E N T S

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
BALANCE SHEETS
JUNE 30, 2007 AND DECEMBER 31, 2006

	June 30,	December 31,
	2007	2006
	(Unaudited)	(Unaudited)
ASSETS

CURRENT ASSETS
Cash	$319,849	$710,391
Accounts receivable	2,993,457	1,321,749
Other receivables	51,020	59,911
Trade deposits	306,040	727,540
Inventories	728,539	795,753
Due from directors	6,575	19,230
Due from stockholders	13,019	21,153
	4,418,499	3,655,727

PROPERTY, PLANT AND EQUIPMENT, Net	463,524	469,374

TOTAL ASSETS	$4,882,023	$4,125,101

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	1,785,732	2,121,238
Tax payable	218,912	116,690
Dividend payable	657,500	641,000

TOTAL LIABILITIES	2,662,144	2,878,928

STOCKHOLDERS' EQUITY

PAID-IN CAPITAL	60,500	60,500

RETAINED EARNINGS - UNAPPROPRIATED	1,582,939	654,129

RETAINED EARNINGS - APPROPRIATED
Statutory Common Reserves Fund	417,507	417,507
Statutory Public Welfare Fund	-	-

CUMULATIVE TRANSLATION ADJUSTMENT	158,933	114,037

TOTAL STOCKHOLDERS' EQUITY	2,219,879	1,246,173

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,882,023	$4,125,101

See accompanying notes to financial statements.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

NET SALES	$4,594,906	$6,608,572	$9,802,899	$10,619,544

OPERATING EXPENSES
Cost of net sales	3,910,488	5,603,849	8,263,466	9,069,654
General and administrative expenses	104,265	132,015	233,935	245,725
	4,014,753	5,735,864	8,497,401	9,315,379

INCOME FROM OPERATIONS	580,153	872,708	1,305,498	1,304,165

OTHER INCOME (EXPENSE)
Finance costs	-	(810)	-	(810)
Others	69,452	30,925	69,477	32,213
	69,452	30,115	69,477	31,403

INCOME BEFORE INCOME TAXES	649,605	902,823	1,374,975	1,335,568

INCOME TAXES	(213,852)	(295,167)	(446,165)	(437,678)

NET INCOME	$435,753	$607,656	$928,810	$897,890

See accompanying notes to financial statements.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
STATEMENTS OF COMPREHENSIVE INCOME
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

NET INCOME	$435,753	$607,656	$928,810	$897,890

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	30,387	5,789	44,896	12,652

COMPREHENSIVE INCOME	$466,140	$613,445	$973,706	$910,542

See accompanying notes to financial statements.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
STATEMENT OF STOCKHOLDERS' EQUITY
 FOR THE SIX MONTHS ENDED JUNE 30, 2007

			Statutory
	Additional	Retained	Common	Statutory	Cumulative
	Paid-in	Earnings -	Reserves	Public	Translation
	Capital	Unappropriated	Fund	Welfare fund	Adjustment	Total

BALANCE AT DECEMBER 31, 2006 (AUDITED)	60,500	654,129	417,507	-	114,037	1,246,173

Net income for the six months ended June 30, 2007	-	928,810	-	-	-	928,810

Cumulative translation adjustment	-	-	-	-	44,896	44,896

BALANCE AT JUNE 30, 2007 (UNAUDITED)	$60,500	$1,582,939	$417,507	$-	$158,933	$2,219,879

See accompanying notes to financial statements.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
 (UNAUDITED)

	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$928,810	$897,890
Adjustments to reconcile net income
to net cash used in operating activities
Depreciation	35,965	32,772
(Increase) decrease in assets
Accounts receivable	(1,615,392)	(4,162,649)
Other receivables	10,291	108,002
Trade deposits	434,235	126,919
Inventories	86,504	(1,884,246)
Increase (decrease) in liabilities
Accounts payable and accrued expenses	(384,798)	4,621,862
Tax payable	97,868	219,029

Net cash used in operating activities	(406,517)	(40,421)

CASH FLOW FROM INVESTING ACTIVITIES
Capital expenditures	(18,277)	(11,988)

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in due from a director	12,971	2,742
Decrease in due from stockholders	8,561	13,085

Net cash provided by financing activities	21,532	15,827

EFFECTS OF EXCHANGE RATE CHANGE ON CASH	12,720	5,824

NET DECREASE IN CASH	(390,542)	(30,758)

CASH - BEGINNING OF PERIOD	710,391	619,457

CASH - END OF PERIOD	$319,849	$588,698

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION
Cash paid during the period for:
Interest	$-	$810

Income taxes	$348,297	$218,649

See accompanying notes to financial statements.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited condensed financial statements have been prepared by Zhongshan Juxian Gas Oven Co., Ltd. These statements include all adjustments (consisting only of its normal recurring adjustments) which management believes necessary for a fair presentation of the statements and have been prepared on a consistent basis using the accounting policies described in the Summary of Accounting Policies included in the 2006 Annual Report. Certain financial information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although the Company firmly believes that the accompanying disclosures are adequate to make the information presented not misleading. The Notes to Financial Statements included in the 2006 Annual Report should be read in conjunction with the accompanying interim financial statements. The interim operating results for the three and six months ended June 30, 2007 may not be indicative of operating results expected for the full year.

Nature of Business

Zhongshan City Juxian Gas Oven Co., Ltd. (the "Company") was incorporated in Zhongshan City, Guangdong Province, the People's Republic of China (the "PRC") on March 5, 2002 for the purpose of manufacturing and wholesale of gas ovens.

Reporting Currency

The Company's functional currency is Renminibi ("RMB"); however, the reporting currency is United States dollar ("USD").

Revenue Recognition

In accordance with Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 104, Revenue Recognition, the Company recognizes revenue when persuasive evidence of a customer or distributor arrangement exists or acceptance occurs, receipt of goods by customer occurs, the price is fixed or determinable, and the sales revenues are considered collectible. Subject to these criteria, the Company generally recognizes revenue at the time product is shipped to the customer.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates based on management's knowledge and experience. Accordingly, actual results could differ from those estimates.

Foreign Currency Translation

Assets and liabilities of the Company have been translated using the exchange rate at the balance sheet date. The average exchange rate for the period has been used to translate revenues and expenses. Translation adjustments are reported separately and accumulated in a separate component of equity (cumulative translation adjustment).

Comprehensive Income

The Company follows the Statement of Financial Accounting Standard ("SFAS") No. 130, Reporting Comprehensive Income. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly, the Company has not provided for an allowance for doubtful accounts. As amounts become uncollectible, they will be charged to an allowance or operations in the period when a determination of uncollectibility is made.

ZHONGSHAN JUXIAN GAS OVEN COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Shipping and Handling Fees and Costs

The Company follows Emerging Issues Task Force ("EITF") No. 00-10, Accounting for Shipping and Handling Fees and Costs. The Company does not charge its customers for shipping and handling. The Company classifies shipping and handling costs as part of the cost of goods sold. For the six months ended June 30, 2007 and 2006, shipping and handling costs were $3,318 and $6,567. For the three months ended June 30, 2007 and 2006, shipping and handling costs were $2,589 and $5,317.

Product Warranties

The Company does not offer warranty on its products.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. FIN 48 prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. Tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. FIN 48 is effective for fiscal years beginning after December 15, 2006 and the provisions of FIN 48 will be applied to all tax positions under Statement No. 109 upon initial adoption. The cumulative effect of applying the provisions of this interpretation will be reported as an adjustment to the opening balance of retained earnings for that fiscal year. The Company adopted FIN 48 effective January 1, 2007. The adoption of FIN 48 did not have a material impact on the Company's financial statements.

NOTE 2– TRADE DEPOSITS

Amount represents deposits held by suppliers to be used for future purchases.

NOTE 3 – INVENTORIES

Inventory as of June 30, 2007 and December 31, 2006 consists of the following:

	2007	2006
Raw material	$ 356,697	$ 328,015
Work in progress	177,095	77,684
Finished goods	194,747	336,054

	$ 728,539	$ 795,753

NOTE 4 – DUE FROM A DIRECTOR

Amount represents money advanced to a director of the Company. The amount due is unsecured with no stated interest or repayment terms.

ZHONGSHAN JUXIAN GAS OVEN COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 5 – DUE FROM STOCKHOLDERS

Amount represents money advanced to two stockholders of the Company. The amounts due are unsecured with no stated interest or repayment terms.

NOTE 6 – INCOME TAXES

The Company utilizes the asset and liability method of accounting for income taxes in accordance with SFAS No. 109. The Company's effective tax rate of 33% is equivalent to the People's Republic China statutory tax rate. No provision for deferred taxes has been made as there were no material temporary differences at June 30, 2007 and 2006.

NOTE 7 – CUSTOMER CONCENTRATION

The Company sells a substantial portion of its product to a limited number of customers. During the six months ended June 30, 2007 and 2006, sales to the Company's three largest customers, based on net sales made to such customers, aggregated $9,786,084 and $10,077,100, or approximately 99.8% and 94.9% of total net sales, and sales to the Company's largest customer represented approximately 48% and 47% of total net sales. At June 30, 2007, amounts due from these customers were $2,990,886. This concentration makes the Company vulnerable to a near-term severe impact, should the relationships be terminated.

NOTE 8 – MAJOR SUPPLIER

During the six months ended June 30, 2007 and 2006, the Company purchased 50% and 66% of its raw material from four major suppliers. At June 30, 2007, amounts due to those suppliers included in accounts payable were $703,690. This concentration makes the Company vulnerable to a near-term severe impact, should the relationships be terminated.

NOTE 9 – SUBSEQUENT EVENT

On April 20, 2007, the Company entered into a Share Exchange Agreement (the "Agreement") pursuant to which Oceanic Well Profit, Inc. (a manufacturer of gas grills), a wholly-owned subsidiary of Home System Group ("HSG"), will acquire 100% of the Company in a stock and cash transaction valued at approximately $14,000,000. Under the Agreement, in exchange of surrendering their shares in the Company, the stockholders of the Company will receive both stock consideration and cash consideration from HSG. The stock consideration consists of 1,000,000 newly issued shares of the HSG common stock, which will be divided proportionally among the Company stockholders in accordance with their respective ownership interests in the Company immediately before the closing of the transaction. The cash consideration consists of $10,000,000 in cash, again divided proportionally among the Company's stockholders in accordance with their respective ownership interests in the Company immediately before the closing of the transaction and payable as follows: $5,000,000 due on the first anniversary of the closing of the transaction, and $5,000,000 due on the second anniversary of closing of the transaction. The obligation to pay the cash consideration is evidenced by interest-free promissory notes between HSG and each of the Company's stockholders.

On July 2, 2007 the acquisition of the Company by HSG was completed.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.

FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.

C O N T E N T S

PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

BALANCE SHEETS	2

STATEMENTS OF OPERATIONS	3

STATEMENTS OF COMPREHENSIVE INCOME	4

STATEMENT OF STOCKHOLDERS' EQUITY	5

STATEMENTS OF CASH FLOWS	6

NOTES TO FINANCIAL STATEMENTS	7 - 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Director
Zhongshan Juxian Gas Oven Co., Ltd.
Guangdong Province, China

We have audited the accompanying balance sheets Zhongshan Juxian Gas Oven Co., Ltd. as of December 31, 2006 and 2005, and the related statements of operations, comprehensive income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zhongshan Juxian Gas Oven Co., Ltd. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/ MORISON COGEN LLP

Bala Cynwyd, PA
August 30, 2007

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
BALANCE SHEETS
DECEMBER 31, 2006 AND 2005

	2006	2005

ASSETS

CURRENT ASSETS
Cash	$710,391	$619,457
Accounts receivable	1,321,749	1,116,893
Other receivables	59,911	139,000
Trade deposits	727,540	426,030
Inventories	795,753	996,475
Due from directors	19,230	16,120
Due from stockholders	21,153	28,520
	3,655,727	3,342,495

PROPERTY, PLANT AND EQUIPMENT, Net	469,374	478,959

TOTAL ASSETS	$4,125,101	$3,821,454

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	2,121,238	1,875,208
Tax payable	116,690	78,565
Dividend payable	641,000	992,000

TOTAL LIABILITIES	2,878,928	2,945,773

STOCKHOLDERS' EQUITY

PAID-IN CAPITAL	60,500	60,500

RETAINED EARNINGS - UNAPPROPRIATED	654,129	473,033

RETAINED EARNINGS - APPROPRIATED
Statutory Common Reserve Fund	417,507	260,810
Statutory Public Welfare Fund	-	30,253

CUMULATIVE TRANSLATION ADJUSTMENT	114,037	51,085

TOTAL STOCKHOLDERS' EQUITY	1,246,173	875,681

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,125,101	$3,821,454

The accompanying notes are an integral part of these financial statements.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

NET SALES	$18,286,648	$16,439,953

OPERATING EXPENSES
Cost of net sales	15,480,842	13,838,550
General and administrative expenses	476,169	451,378
	15,957,011	14,289,928

INCOME FROM OPERATIONS	2,329,637	2,150,025

OTHER INCOME (EXPENSE)
Finance costs	(597)	-
Interest income	32,293	83,810
	31,696	83,810

INCOME BEFORE INCOME TAXES	2,361,333	2,233,835

INCOME TAXES	(771,792)	(730,395)

NET INCOME	$1,589,541	$1,503,440

The accompanying notes are an integral part of these financial statements.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
STATEMENTS OF COMPREHENSIVE INCOME
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

NET INCOME	$1,589,541	$1,503,440

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	62,952	51,085

COMPREHENSIVE INCOME	$1,652,493	$1,554,525

The accompanying notes are an integral part of these financial statements.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
STATEMENT OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 2006 AND 2005

			Retained Earnings-Appropriated
			Statutory
	Additional	Retained	Common	Statutory	Cumulative
	Paid-in	Earnings -	Reserves	Public	Translation
	Capital	Unappropriated	Fund	Welfare fund	Adjustment	Total

BALANCE AT JANUARY 1, 2005	$60,500	$977,885	$112,518	$30,253	$-	$1,181,156

Dividend distribution	-	(1,860,000)	-	-	-	(1,860,000)

Transfer to reserve funds	-	(148,292)	148,292	-	-	-

Cumulative translation adjustment	-	-	-	-	51,085	51,085

Net income for the year ended December 31, 2005	-	1,503,440	-	-	-	1,503,440

BALANCE AT DECEMBER 31, 2005	60,500	473,033	260,810	30,253	51,085	875,681

Reallocation of Statutory Public Welfare Fund	-	30,253	-	(30,253)	-	-

Dividend distribution	-	(1,282,000)	-	-	-	(1,282,000)

Transfer to reserve funds	-	(156,697)	156,697	-	-	-

Cumulative translation adjustment	-		-	-	62,952	62,952

Net income for the year ended December 31, 2006	-	1,589,541	-	-	-	1,589,541

BALANCE AT DECEMBER 31, 2006	$60,500	$654,129	$417,507	$-	$114,037	$1,246,173

The accompanying notes are an integral part of these financial statements.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,589,541	$1,503,440
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	63,615	54,618
(Increase) decrease in assets
Accounts receivable	(163,603)	(264,164)
Other receivable	82,082	(56,117)
Trade deposits	(273,690)	(163,369)
Inventories	229,663	(112,622)
Increase (decrease) in liabilities
Accounts payable and accrued expenses	178,770	(59,932)
Tax payable	34,736	(3,628)

Net cash provided by operating activities	1,741,115	898,227

CASH FLOW FROM INVESTING ACTIVITIES
Capital expenditures	(38,336)	(116,356)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in due from director	(2,511)	(7,333)
Decrease (increase) in due from stockholder	8,162	(3,667)
Dividend distribution	(1,632,410)	(847,000)
		-
Net cash used in financing activities	(1,626,759)	(858,000)

EFFECTS OF EXCHANGE RATE CHANGE ON CASH	14,915	2,018

NET INCREASE IN CASH	90,934	454,217

CASH - BEGINNING OF YEAR	619,457	165,241

CASH - END OF YEAR	$710,391	$619,457

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$597	$-

Income taxes	$771,792	$730,395

The accompanying notes are an integral part of these financial statements.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Zhongshan Juxian Gas Oven Co., Ltd. (the "Company") was incorporated in Zhongshan City, Guangdong Province, the People's Republic of China (the "PRC") on March 5, 2002 for the purpose of manufacturing and wholesale of gas ovens.

Reporting Currency

The Company's functional currency is Renminibi ("RMB"); however, the reporting currency is United States dollar ("USD").

Revenue Recognition

In accordance with Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 104, Revenue Recognition, the Company recognizes revenue when persuasive evidence of a customer or distributor arrangement exists or acceptance occurs, receipt of goods by customer occurs, the price is fixed or determinable, and the sales revenues are considered collectible. Subject to these criteria, the Company generally recognizes revenue at the time product is shipped to the customer.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates based on management's knowledge and experience. Accordingly, actual results could differ from those estimates.

Foreign Currency Translation

Assets and liabilities of the Company have been translated using the exchange rate at the balance sheet date. The average exchange rate for the period has been used to translate revenues and expenses. Translation adjustments are reported separately and accumulated in a separate component of equity (cumulative translation adjustment).

Comprehensive Income

The Company follows the Statement of Financial Accounting Standard ("SFAS") No. 130, Reporting Comprehensive Income. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

Concentration of Credit Risk

Certain financial instruments potentially subject the Company to concentrations of credit risk. These financial instruments consist primarily of cash and accounts receivable. The Company places its temporary cash investments with high credit quality financial institutions to limit its credit exposure. Concentrations of credit risk with respect to accounts receivable are limited since the Company performs ongoing credit evaluations of its customers' financial condition and due to the generally short payment terms.

Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly, the Company has not provided for an allowance for doubtful accounts. As amounts become uncollectible, they will be charged to an allowance or operations in the period when a determination of uncollectibility is made.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is provided to write off the cost of property, plant and equipment over their estimated useful lives using the straight line method over the following years:

Buildings and leasehold improvements	8-35 years
Plant and machinery	8-11 years
Office furniture and equipment	5-18 years
Motor vehicles	8 years

The gain or loss arising on the disposal or retirement of an asset is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognized in the income statement.

Income Taxes

The Company accounts for income taxes under SFAS No. 109, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. Under the liability method, deferred income tax assets and liabilities are computed annually for temporary differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Advertising Costs

Advertising costs are expensed as incurred.

Shipping and Handling Fees and Costs

The Company follows EITF No. 00-10, Accounting for Shipping and Handling Fees and Costs. The Company does not charge its customers for shipping and handling. The Company classifies shipping and handling costs as part of the cost of goods sold. For the years ended December 31, 2006 and 2005, shipping and handling costs were $16,866 and $205,303.

Product Warranties

The Company does not offer warranty on its product.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. FIN 48 prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. Tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. FIN 48 will be effective for fiscal years beginning after December 15, 2006 and the provisions of FIN 48 will be applied to all tax positions under Statement No. 109 upon initial adoption. The cumulative effect of applying the provisions of this interpretation will be reported as an adjustment to the opening balance of retained earnings for that fiscal year. The Company does not believe that the adoption of FIN 48 will have a material impact on its financial statements.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In September 2006, the SEC issued Staff Accounting Bulletin No. 108 ("SAB No. 108"). SAB No. 108 addresses the process and diversity in practice of quantifying financial statement misstatements resulting in the potential build up of improper amounts on the balance sheet. The Company is required to adopt the provisions of SAB No. 108 in fiscal 2006. The adoption of SAB No. 108 did not have a material impact on the Company's financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS No. 157"). SFAS No. 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements. The changes to current practice resulting from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Statement is effective for fiscal years beginning after November 15, 2007 and will become effective beginning with the first quarter of 2008. The Company has not yet determined the impact the adoption of SFAS No. 157 on its financial statements and footnote disclosures.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. This Statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will become effective for the Company beginning with the first quarter of 2008. The Company has not yet determined the impact of the adoption of SFAS No. 159 on its financial statements and footnote disclosures.

NOTE 2 – OTHER RECEIVABLES

Amount represents short-term advances to employees and other related parties with no stated interest rate or repayment terms.

NOTE 3 – INVENTORIES

Inventories consist of the following:

	2006	2005

Raw material	$382,015	$485,100
Work in progress	77,684	419,634
Finished goods	336,054	91,741

	$795,753	$996,475

NOTE 4 – TRADE DEPOSITS

Amounts represent deposits held by suppliers to be applied against future purchases by the Company.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 5 – DUE FROM DIRECTORS

The amount due is unsecured, interest-free and with no stated repayment terms.

NOTE 6 – DUE FROM STOCKHOLDERS

The amount due is unsecured, interest-free and with no stated repayment terms.

NOTE 7 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	2006	2005

Buildings and leasehold improvements	$77,269	$456
Plant and machinery	559,601	515,272
Office furniture and equipment	90,267	75,450
Motor vehicles	25,845	24,998
	752,982	616,175
Less: Accumulated depreciation and amortization	283,608	211,498
	469,374	404,677
Construction in progress	-	74,282

	$469,374	$478,959

Depreciation and amortization expense for the years ended December 31, 2006 and 2005 was $63,615 and $54,618.

NOTE 8 – RETAINED EARNINGS - APPROPRIATED

In accordance with the relevant PRC regulations and the Company's Articles of Association, the Company is required to allocate its profit after tax to the following reserves:

Statutory Common Reserve Funds

The Company is required each year to transfer 10% of the profit after tax as reported under the PRC statutory financial statements to the statutory common reserve funds until the balance reaches 50% of the registered share capital. This reserve can be used to make up any loss incurred or to increase share capital. Except for the reduction of losses incurred, any other application should not result in this reserve balance falling below 25% of the registered capital.

Statutory Public Welfare Funds

Prior to January 1, 2006, the Company was required each year to transfer 5% of the profit after tax as reported under the PRC statutory financial statements to the statutory public welfare funds. This reserve is restricted to capital expenditure for employees' collective welfare facilities that are owned by the Company. The statutory public welfare funds are not available for distribution to the stockholders (except on liquidation). Once capital expenditure for staff welfare facilities has been made, an equivalent amount must be transferred from the statutory public welfare funds to the discretionary common reserve funds. Due to a change in the PRC Company Law, appropriation of profit to the statutory welfare fund is no longer required. Therefore, the Company transferred the balance in the statutory welfare fund to retained earnings on January 1, 2006.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 9 – INCOME TAXES

As discussed in Note 1, the Company utilizes the asset and liability method of accounting for income taxes in accordance with SFAS No. 109. The statutory PRC tax rate of 33% is equivalent to the Company's effective tax rate. No provision for deferred taxes has been made as there were no material temporary differences at December 31, 2006 and 2005.

NOTE 10 – LEASE COMMITMENT

The Company leases a factory and a piece of land under operating leases expiring on December 31, 2007 and September 19, 2017. Future minimum lease payments required under the above operating leases are as follows:

Years Ending
December 31,	Amount

2007	$ 140,874
2008	17,802
2009	17,802
2010	17,802
2011	17,802
Thereafter	101,827

$ 313,909

The rental expense for years ended December 31, 2006 and 2005 was $137,984 and $134,281.

NOTE 11 – CUSTOMER CONCENTRATION

The Company sells a substantial portion of its product to a limited number of customers. During the year ended December 31, 2006, sales to the Company's three largest customers, based on net sales made to such customers, aggregated $16,904,986, or approximately 92% of total net sales, and sales to the Company's largest customer represented approximately 38% of total net sales. At December 31, 2006, amounts due from these customers were $522,623. This concentration makes the Company vulnerable to a near-term severe impact, should the relationships be terminated.

NOTE 12 – MAJOR SUPPLIER

During 2006 and 2005, the Company purchased 64% and 52% of it products from four suppliers. At December 31, 2006 and 2005, amounts due to those suppliers included in accounts payable were $902,710 and $1,136,386. This concentration makes the Company vulnerable to a near-term severe impact, should the relationships be terminated.

ZHONGSHAN JUXIAN GAS OVEN CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 13 – SUBSEQUENT EVENT

On April 20, 2007, the Company entered into a Share Exchange Agreement (the "Agreement") pursuant to which Oceanic Well Profit, Inc. (a manufacturer of gas grills), a wholly-owned subsidiary of Home System Group ("HSG"), will acquire 100% of the Company in a stock and cash transaction valued at approximately $14,000,000. Under the Agreement, in exchange of surrendering their shares in the Company, the stockholders of the Company will receive both stock consideration and cash consideration from HSG. The stock consideration consists of 1,000,000 newly issued shares of the HSG common stock, which will be divided proportionally among the Company stockholders in accordance with their respective ownership interests in the Company immediately before the closing of the transaction. The cash consideration consists of $10,000,000 in cash, again divided proportionally among the Company's stockholders in accordance with their respective ownership interests in the Company immediately before the closing of the transaction and payable as follows: $5,000,000 due on the first anniversary of the closing of the transaction, and $5,000,000 due on the second anniversary of closing of the transaction. The obligation to pay the cash consideration is evidenced by interest-free promissory notes between HSG and each of the Company's stockholders.

On July 2, 2007 the acquisition of the Company by HSG was completed.

ANNEX B

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The following unaudited pro forma financial statements for Home System Group Inc. ("HSYT" or "the Company") have been prepared to illustrate the acquisition of Holy (H.K.) Limited and Subsidiary ("Holy") in a merger transaction and the acquisition of Zhongshan Juxian Gas Oven Company Limited ("Juxian Gas") and Zhongshan Weihe Electrical Appliances Co., Limited ("Weihe").

The acquisition of Holy (H.K.) Limited and Subsidiary

Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination in the acquisition of Holy. That is, the share exchange is equivalent to the issuance of stock by Holy for the net monetary assets of HSYT, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal acquirer, HSYT, are those of Holy, which are considered to be the accounting acquirer.

Under the terms of the merger agreement, as of January 31, 2007, the effective date of the merger, all shareholders of Holy (H.K.) Limited received a total amount of $3 million and 42,500,000 shares of voting common stock of HSYT in exchange for all shares of Holy common stock held by all shareholders.

The acquisition of Zhongshan Juxian Gas Oven Company Limited and Zhongshan Weihe Electrical Appliances Co., Limited.

The following pro forma consolidated condensed statements of operations for the six months ended June 30, 2007 and for the year ended December 31, 2006 reflects the financial results of Juxian Gas and Weihe as if the acquisition had occurred retroactively.

On July 2, 2007, the Company completed its acquisition of 100% of Juxian Gas in a stock and cash transaction valued at approximately $14,000,000. Under the terms of the Share Exchange Agreement (the "Agreement"), the consideration consists of 1,000,000 newly issued shares of the Company's common stock, which were divided proportionally among the Juxian Gas stockholders in accordance with their respective ownership interests in Juxian Gas immediately before the closing of the transaction. The cash consideration consists of $10,000,000 in cash, again divided proportionally among the Juxian Gas stockholders in accordance with their respective ownership interests in Juxian Gas immediately before the closing of the transaction and payable as follows: $5,000,000 due on the first anniversary of the closing of the transaction, and $5,000,000 due on the second anniversary of closing of the transaction. The obligation to pay the cash consideration is evidenced by interest-free promissory notes between the Company and each of the Juxian Gas stockholders.

On July 5, 2007, the Company completed its acquisition of 100% of Weihe in a stock and cash transaction valued at approximately $45,000,000. Under the terms of the Share Exchange Agreement (the "Agreement"), the consideration consists of 4,500,000 newly issued shares of the Company's common stock, which were divided proportionally among the Weihe stockholders in accordance with their respective ownership interests in Weihe immediately before the closing of the transaction. The cash consideration consists of $27,000,000 in cash, again divided proportionally among the Weihe stockholders in accordance with their respective ownership interests in Juxian Gas immediately before the closing of the transaction and payable as follows: $10,800,000 due on the first anniversary of the closing of the transaction, and $16,200,000 due on the second anniversary of closing of the transaction.

The obligation to pay the cash consideration is evidenced by interest-free promissory notes between the Company and each of the Weihe stockholders.

The unaudited pro forma financial information

The unaudited pro forma financial information combines the historical financial information of the Company, Holy, Juxian Gas and Weihe as of June 30, 2007 and for the six months ended June 30, 2007 and for the year ended December 31, 2006. The unaudited pro forma balance sheet assumes the acquisitions were completed on June 30, 2007. The unaudited pro forma statements of operations give effect to the merger and acquisitions as if the merger and acquisitions had been completed on January 1, 2006.

These unaudited pro forma financial statements are for information purposes only. They do not purport to indicate the results that would have actually been obtained had the merger and acquisitions been completed on the assumed dates or for the periods presented, or which may be realized in the future. The accounting adjustments reflected in these unaudited pro forma consolidated financial statements included herein are preliminary and are subject to change. The accompanying notes are an integral part of these pro forma consolidated financial statements.

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007

				Zhongshan
			Zhongshan	Weihe
	Home		Juxian Gas	Electrical
	System	Holy (HK)	Oven Co.,	Appliances	Pro Forma	Pro Forma
	Group	Limited	Ltd.	Co., Ltd.	Adjustment	Total

NET SALES	$11,617,397	$13,750,432	$9,802,899	$30,009,267	$-	$65,179,995

OPERATING EXPENSES

Cost of net sales	9,649,994	12,278,051	8,263,466	23,304,325	-	53,495,836
General and
administrative expenses	257,568	1,132,864	233,935	1,331,960	-	2,956,327

	9,907,562	13,410,915	8,497,401	24,636,285	-	56,452,163

INCOME FROM
OPERATIONS	1,709,835	339,517	1,305,498	5,372,982	-	8,727,832

OTHER INCOME
(EXPENSE)

Finance costs	-	(577)	-	(83,555)	-	(84,132)

Interest income	6,439	1,573	69,477	2,990	-	80,479

	6,439	996	69,477	(80,565)	-	(3,653)
INCOME BEFORE
INCOME TAXES	1,716,274	340,513	1,374,975	5,292,417	-	8,724,179

INCOME TAXES -
CURRENT	-	(72,483)	(446,165)	(1,742,395)	-	(2,261,043)

NET INCOME	$1,716,274	$268,030	$928,810	$3,550,022	$-	$6,463,136

BASIC AND DILUTED
EARNINGS PER SHARE						$0.095

BASIC AND DILUTED
WEIGHTED AVERAGE
PER SHARE						67,888,280

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT JUNE 30, 2007

	Home		Zhongshan		Pro Forma
	System Group		Weihe		Adjustment
	and	Zhongshan	Electrical
	Holy (HK)	Juxian Gas	Appliances				Pro Forma
	Limited	Oven Co., Ltd.	Co., Ltd.				Total
ASSETS

CURRENT ASSETS
Cash	$1,851,061	$319,849	$2,007,705		$-	$	$ 4,178,615
Restricted cash	-	-	1,643,594		-		1,643,594
Accounts receivable	1,964,779	2,993,457	3,682,112		-		8,640,348
Prepaid expense and
other receivable	1,153,440	51,020	3,157,240		-		4,361,700
Inventory	629,566	728,539	3,047,905		-		4,406,010
Trade deposits	824,226	306,040	-		-		1,130,266
Acquisition deposits	6,575,000			(2)	(6,575,000)		-
Due from stockholder	-	13,019	-		-		13,019
Prepaid land lease-current	-	-	26,826		-		26,826
Loans receivable	-	-	816,985		-		816,985
Due from related party	1,676,735	6,575	7,968,335		-		9,651,645
Goodwill	-	-	-	(1)	40,825,979		40,825,979
	14,674,807	4,418,499	22,350,702		34,250,979		75,694,987

PROPERTY AND
EQUIPMENT - Net	5,421,843	463,524	3,902,755		-		9,788,122

PREPAID LAND
LEASE-Non-current	-	-	1,171,318		-		1,171,318

TOTAL ASSETS	$20,096,650	$4,882,023	$27,424,775		$34,250,979		$86,654,427

LIABILITIES AND
STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and
accrued expenses	$4,694,924	$1,785,732	$3,754,869		$-		$10,235,525
Bank advances	-	-	4,473,288		-		4,473,288
Bank loans	-	-	749,550		-		749,550
Other payables and
accruals	637,836	-	1,815,454		-		2,453,290
Taxes payable	579,076	218,912	343,396		-		1,141,384
Due to directors	1,280	-	-		-		1,280
Due to related party	4,000	-	136,694		-		140,694
Due to stockholder	155,980	-	-		-		155,980
Due to a director	-	-	103,941		-		103,941
Deposits	-	-	93,441		-		93,441
Dividend payable	-	657,500	-		-		657,500
				(1) &
Acquisition payable	-	-	-	(2)	30,425,000		30,425,000

TOTAL LIABILITIES	6,073,096	2,662,144	11,470,633		30,425,000		50,630,873

STOCKHOLDERS' EQUITY

COMMON STOCK - $0.001
par value; 200,000,000
shares authorized,
67,947,949 shares and
42,500,000 shares issued
and outstanding	62,448	60,500	604,000	(1)	(659,000)		67,948

PAID-IN CAPITAL	6,667,979	-	-		21,994,500	28,662,479
NOTE RECEIVABLE FOR
STOCK ISSUANCE	(900,000)	-	-		-	(900,000)
COMMON STOCK
SUBSCRIBED	40,000,000	-	-		-	40,000,000
SUBSCRIPTION
RECEIVABLE	(33,425,000)	-	-		-	(33,425,000)
RETAINED EARNINGS	1,410,293	2,000,446	14,482,735	(1)	(16,483,181)	1,410,293
CUMULATIVE
TRANSLATION
ADJUSTMENT	207,834	158,933	867,407		(1,026,340)	207,834

TOTAL STOCKHOLDERS'
EQUITY	14,023,554	2,219,879	15,954,142		3,825,979	36,023,554

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$20,096,650	$4,882,023	$27,424,775		$34,250,979	$86,654,427

The following adjustments to the unaudited pro financial statements are based on the assumption that the acquisition was consummated as at June 30, 2007:

(1) To record the acquisition of Juxian Gas and Weihe as follows:

(a)    Issuance of 1,000,000 shares of the Company's Common Stock and an acquisition payable of $10,000,000 for 100% of Juxian Gas; (b) Issuance of 4,500,000 shares of the  Company's Common Stock and an acquisition payable of $27,000,000 for 100% of Weihe;

and

(2) To apply the $6,575,000 Weihe acquisition deposit against the acquisition payable.

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

		Home System Group		Holy (HK) Limited		Zhongshan Juxian Gas Oven Co., Ltd.		Zhongshan Weihe Electrical Appliances Co., Ltd.		Pro Forma Adjustment	Pro Forma Total

NET SALES		$26,391,044		$3,938,562		$18,286,648		$39,171,522		$-	$87,787,776

OPERATING EXPENSES

Cost of net sales		23,736,261		3,507,759		15,480,842		31,021,790		-	73,746,652
General and
administrative expenses		992,379		253,458		476,169		2,009,843		-	3,731,849

		24,728,640		3,761,217		15,957,011		33,031,633		-	77,478,501

INCOME FROM
OPERATIONS		1,662,404		177,345		2,329,637		6,139,889		-	10,309,275

OTHER INCOME
(EXPENSE)

Finance costs		(313,784)		-		(597)		(35,705)		-	(350,086)

Interest income		5,183		244		32,293		14,966		-	52,686

		(308,601)		244		31,696		(20,739)		-	(297,400)
INCOME BEFORE
INCOME TAXES		1,353,803		177,589		2,361,333		6,119,150		-	10,011,875

INCOME TAXES -
CURRENT		-		(59,340)		(771,792)		(2,014,475)		-	(2,845,607)

NET INCOME		$1,353,803		118,249		$1,589,541		$4,104,675		-	$7,166,268

BASIC AND DILUTED
EARNINGS PER SHARE	$		$		$		$		$		$0.112

BASIC AND DILUTED
WEIGHTED AVERAGE
PER SHARE											63,989,730